SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12

EQUUS TOTAL RETURN, INC.

(Name of Registrant as Specified in Its Charter)

Kenneth I. Denos, 2727 Allen Parkway, 13th Floor, Houston, TX 77019

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing.

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(2)	Form, Schedule, or Registration Statement No.:

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ADJOURNMENT NOTICE

Equus Total Return, Inc.

The January 31, 2007 Special Meeting of Stockholders of Equus Total Return, Inc.

(the “Fund”) was adjourned until February 28, 2007 at 9:00 a.m. Central Standard time at Wortham Tower, Meeting Room 1, 2727 Allen Parkway, Houston, TX

77019 in order to provide stockholders with additional time to register their vote with respect to Proposal 1.

Dear Stockholder:

I am writing to inform you that the Fund has not yet received enough votes to reach a conclusion on Proposal 1 at the Special Meeting of Stockholders on January 31, 2007. As noted above, the Meeting has therefore been adjourned until February 28, 2007 to allow stockholders additional time to vote on Proposal 1. In Proposal 1, the Fund is requesting that stockholders authorize the offer and sale, or the issuance of rights to acquire, shares of the Fund’s common stock at a price below the current net asset value of such stock.

Often stockholders do not vote their shares because they think their vote will not make a difference in the outcome. Nothing could be further from the truth. In fact, on average each account holds less than 500 shares, making each and every stockholder’s vote vital.

EVERY VOTE COUNTS!

Another copy of your ballot(s) is enclosed with this letter for your convenience. Should you have any questions about the voting process, please call 1-800-330-8705.	1. Vote by Phone You may simply call the toll-free number found on the enclosed proxy card.

After careful review and consideration by the Board of Directors of the Fund, the Board, including its Independent Directors, unanimously recommended that each stockholder vote in favor of each proposal.

2. Vote via the Internet Log on to www.proxyvote.com and follow the simple instructions.

Please utilize one of the following easy methods to register your vote:	3. Vote by Mail You may cast your vote by signing the enclosed proxy card and returning it in the postage-paid envelope provided.

DON’T HESITATE, PLEASE VOTE TODAY. As the date of the Meeting approaches, if we still have not received your proxy, you may receive a call from The Altman Group, the Fund’s proxy solicitor, reminding you to vote your shares.

Thank you for your assistance.	NOBO

ADJOURNMENT NOTICE

Equus Total Return, Inc.

The January 31, 2007 Special Meeting of Stockholders of Equus Total Return, Inc.

(the “Fund”) was adjourned until February 28, 2007 at 9:00 a.m. Central Standard time at Wortham Tower, Meeting Room 1, 2727 Allen Parkway, Houston, TX

77019 in order to provide stockholders with additional time to register their vote with respect to Proposal 1.

Dear Stockholder:

I am writing to inform you that the Fund has not yet received enough votes to reach a conclusion on Proposal 1 at the Special Meeting of Stockholders on January 31, 2007. As noted above, the Meeting has therefore been adjourned until February 28, 2007 to allow stockholders additional time to vote on Proposal 1. In Proposal 1, the Fund is requesting that stockholders authorize the offer and sale, or the issuance of rights to acquire, shares of the Fund’s common stock at a price below the current net asset value of such stock.

Often stockholders do not vote their shares because they think their vote will not make a difference in the outcome. Nothing could be further from the truth. In fact, on average each account holds less than 500 shares, making each and every stockholder’s vote vital.

EVERY VOTE COUNTS!

Another copy of your ballot(s) is enclosed with this letter for your convenience. Should you have any questions about the voting process, please call 1-800-330-8705 and ask for extension 112.	4. Vote by Phone You may simply call the toll-free number found on the enclosed proxy card.

After careful review and consideration by the Board of Directors of the Fund, the Board, including its Independent Directors, unanimously recommended that each stockholder vote in favor of each proposal.

5. Vote via the Internet Log on to www.proxyvote.com and follow the simple instructions.

Please utilize one of the following easy methods to register your vote:	6. Vote by Mail You may cast your vote by signing the enclosed proxy card and returning it in the postage-paid envelope provided.

DON’T HESITATE, PLEASE VOTE TODAY. As the date of the Meeting approaches, if we still have not received your proxy, you may receive a call from The Altman Group, the Fund’s proxy solicitor, reminding you to vote your shares.

Thank you for your assistance.	OBO

ADJOURNMENT NOTICE

Equus Total Return, Inc.

The January 31, 2007 Special Meeting of Stockholders of Equus Total Return, Inc.

(the “Fund”) was adjourned until February 28, 2007 at 9:00 a.m. Central Standard time at Wortham Tower, Meeting Room 1, 2727 Allen Parkway, Houston, TX

77019 in order to provide stockholders with additional time to register their vote with respect to Proposal 1.

Dear Stockholder:

I am writing to inform you that the Fund has not yet received enough votes to reach a conclusion on Proposal 1 at the Special Meeting of Stockholders on January 31, 2007. As noted above, the Meeting has therefore been adjourned until February 28, 2007 to allow stockholders additional time to vote on Proposal 1. In Proposal 1, the Fund is requesting that stockholders authorize the offer and sale, or the issuance of rights to acquire, shares of the Fund’s common stock at a price below the current net asset value of such stock.

Often stockholders do not vote their shares because they think their vote will not make a difference in the outcome. Nothing could be further from the truth. In fact, on average each account holds less than 500 shares, making each and every stockholder’s vote vital.

EVERY VOTE COUNTS!

Another copy of your ballot(s) is enclosed with this letter for your convenience. Should you have any questions about the voting process, please call 1-800-330-8705.	7. Vote by Phone You may simply call the toll-free number found on the enclosed proxy card.

After careful review and consideration by the Board of Directors of the Fund, the Board, including its Independent Directors, unanimously recommended that each stockholder vote in favor of each proposal.

8. Vote via the Internet Log on to www.myproxyonline.com and follow the simple instructions.

Please utilize one of the following easy methods to register your vote:	9. Vote by Mail You may cast your vote by signing the enclosed proxy card and returning it in the postage-paid envelope provided.

DON’T HESITATE, PLEASE VOTE TODAY. As the date of the Meeting approaches, if we still have not received your proxy, you may receive a call from The Altman Group, the Fund’s proxy solicitor, reminding you to vote your shares.

Thank you for your assistance.	REG